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As Filed With The Securities And Exchange Commission on April 30, 2001.

File Nos. 2-52552 and 811-2539

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                           (X)

Pre-Effective Amendment No. ___                                                                                                                                     (   )

Post-Effective Amendment No. 37                                                                                                                                      (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                  (X)

Amendment No. 26

               FUND FOR GOVERNMENT INVESTORS
(Exact Name of Registrant as Specified in Charter)

     4922 Fairmont Avenue, Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

                                        (301)  657-1500
(Registrant's Telephone Number, Including Area Code)

Richard H. Kirk, Esq.
Friedman, Billings, Ramsey Group, Inc.
1001 19th Street North
                                Arlington, VA 222209
(Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

___ immediately upon filing pursuant to paragraph (b) of rule 485.
  X    on May 1, 2001 pursuant to paragraph (b) (1) (v) of rule 485.
___ 60 days after filing pursuant to paragraph (a) (1) of rule 485.
___ on (date) pursuant to paragraph (a) (1) of rule 485.
___ 75 days after filing pursuant to paragraph (a) (2) of rule 485.
___ on (date) pursuant to paragraph (a) (2) of rule 485.

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FUND for GOVERNMENT INVESTORS
A Money Market Fund

[LOGO]

Prospectus
May 1, 2001

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As with all mutual funds, the Securities and Exchange Commission has not judged whether this Fund is a good investment or whether the information in this prospectus is adequate or accurate. Anyone who indicates otherwise is committing a Federal crime.

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RISK and RETURN SUMMARY
Investments, Risks, and Performance

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The following discussion is an overview of the investment objectives, principal investment strategies and related risks of the fund offered in this prospectus. More information on the investment objectives, principal investment strategies and related risks of the fund appears later in this prospectus under the heading "Investment Objectives, Principal Investment Strategies and Related Risks."

Fund Investment Objective

Fund for Government Investors (the "Fund") seeks current income consistent with liquidity and preservation of capital.

Principal Fund Investment Strategy

In attempting to achieve this objective, the Fund invests in short-term United States Government securities, including U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds that mature within one year. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share.

Principal Risks of Investing in the Fund

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible, though unlikely, that the NAV may decline below $1.00 per share and thus you could lose money by investing in the Fund. The Fund's income, which is paid monthly, fluctuates daily in response to changes in interest rates and as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Risk/Return Bar Chart and Table

The chart and table below shows the annual calendar-year returns and the performance of the Fund for each of the last 10 years. The Fund commenced operations on February 14, 1975, and has a fiscal year-end of December 31. The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

The chart and the table below assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

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Best Quarter: 1.51% 1st Qtr of 1991                Worst Quarter: 0.56% 2nd Qtr of 1993

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The Fund's year-to-date total return as of March 31, 2001 was 1.16%.

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Performance Table
 Average Annual Total Returns
(for Periods Ended December 31, 2000)

One Year	5.27%
Five Years	4.53%
Ten Years	4.17%

Yields
(as of December 31, 2000)

7-Day	5.50%
7-Day Effective	5.65%

For current yield information please call 1-800-622-1386.

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FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The following expenses are deducted from Fund assets.

Annual Fund Operating Expenses
Management Fees	0.50%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.75% ====

If your monthly account balance averages less than $500 you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$ 77	$ 240	$ 417	$ 930

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INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES, and RELATED RISKS

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Fund Investment Objective

The Fund seeks current income consistent with liquidity and preservation of capital.

Principal Investment Strategies

In attempting to achieve its objective, the Fund will invest at least 95% of its total assets in United States Treasury bills, notes and bonds and in other U.S. Government securities with maturities of one year or less. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In managing the Fund's portfolio, Money Management Associates, L.P. (the "Adviser") considers economic conditions and interest rate trends in determining what securities to purchase. The Fund will invest only in short-term securities issued or guaranteed by the U.S. Government, federal agencies and government-sponsored enterprises. The Fund also may purchase U.S. Government securities under repurchase agreements from member banks of the Federal Reserve system or primary dealers of U.S. Government securities.. The Fund may also lend portfolio securities for the purpose of earning additional income.

Risks of Investing in the Fund

The Fund's yield will fluctuate daily in response to changes in interest rates and as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates. The U.S. Government does not guarantee the market value or the current yield of government securities. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

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SHAREHOLDER INFORMATION

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Facts To Know Before You Invest:
  The minimum initial investment is $2,500
  Retirement accounts may be opened with a $500 minimum investment
  There are no minimum amounts for subsequent investments
  There are no sales charges
  The Fund reserves the right to reject any purchase order
  All shares are electronically recorded; the Fund will not issue certificates
  A $10 fee may be charged for items returned for insufficient or uncollectible funds
  The Government securities market, in which the Fund buys and sells its securities, usually requires immediate settlement in Federal funds for all transactions. Payments received by bank wirewill begin earning dividends the same day provided the order is received prior to 12 Noon, Eastern time. Payment for the purchase of Fund sharesreceived after 12 Noon, Eastern time will begin earning dividends the following business day.

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How to Invest In The Fund

Purchasing Shares:

By Mail

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Complete an application and make a check payable to "Fund for Government Investors." Send your completed and signed application and check drawn on a U.S. bank to:

FBR National Bank & Trust
4922 Fairmont Avenue
Bethesda, Maryland 208l4

By Bank Wire

Speak to the branch manager of your bank. Request a transfer of Federal funds to FBR National Bank & Trust ("FBR National"), instructing the bank to wire transfer the money before 12:00 Noon, Eastern time to:

FBR National Bank & Trust
Bethesda, Maryland
Routing # 0550-71084

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Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

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After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:30 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 12:00 Noon Eastern time to begin earning dividends on the day of the purchase.

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Through Brokers

You may invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. Please note that such third parties may charge a fee for their services.

How To Redeem Your Investment

Redeeming Shares:

By Telephone

Contact Shareholder Services at
1-800-622-1386
between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

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For your protection, we will take measures to verify your identity by requiring verification of the Tax Identification Number on the account prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

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By Mail or Fax

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Mail your instructions for redemption to:	Fax your instructions for redemption to:
FBR National Bank & Trust	(301) 657-1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

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Include the following information in your redemption request:
  the name of the Fund and account number you are redeeming from;
  your name(s) and address as it appears on your account;
  the dollar amount or number of shares you wish to redeem;
  your signature(s) as it appears on your account; and
  a daytime telephone number.

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Check Writing Privileges

You may also elect to redeem shares by draft check (minimum check - $250) made payable to the order of any person or institution. Upon the Fund's receipt of a completed signature card, you will be supplied with draft checks that are drawn on your Fund account and are paid through FBR National. Please note that you may not close your account by draft check.

The Fund reserves the right to change or suspend the checking service and to charge for the reorder of draft checks. These draft checks cannot be certified, nor can these checks be negotiated for cash at .FBR National. There will be a $10 charge for each stop payment request on draft checks. Investors using draft checks will be subject to the same rules and regulations that FBR National applies to checking accounts.

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Additional Information You Should Know When You Redeem:

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). For redemptions by bank wire, we will, upon instruction, wire transfer the amount specified to your commercial bank or brokerage account specified in your account application. For bank wire redemptions less than $5,000, a $10 wire fee will be assessed.

  If you request payment of redemptions to a third party or to a commercial bank not specified on your original account application, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Redemptions checks will normally be issued within one business day, and will be issued within seven days. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts that fall below $500 after providing 60 days written notice.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

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FUND MANAGEMENT

Investment Adviser

Money Management Associates, L.P., 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Fund's investment adviser. Established in 1974, the Adviser is registered with the Securities and Exchange Commission as an investment adviser and has served as the Fund's adviser since the Fund commenced operations on February 14, 1975.

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Subject to the general supervision of the Fund's Board of Trustees, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs. An Adviser Group makes investment decisions, and therefore no one person is primarily responsible for making such decisions.

On April 1, 2001, the Adviser became a subsidiary of Friedman, Billings, Ramsey Group, Inc., a financial services holding company. The Adviser (who manages six no-load mutual funds) and its asset management affiliates, manage approximately $1.8 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships. Under an agreement with the Adviser, the Fund pays an advisory fee at an annual rate based on the size of the Fund's net assets as follows:

0.50% of the first $500 million;
0.45% of the next $250 million;
0.40% of the next $250 million; and
0.35% of the net assets over $1 billion.

For the year ended December 31, 2000, the Fund paid the Adviser investment advisory fees of 0.50% of the average daily net assets of the Fund.

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ADDITIONAL INFORMATION ABOUT THE FUND

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Exchanging Fund Shares

You may exchange shares of the Fund for shares of any of the following Rushmore Funds: American Gas Index Fund, U.S. Government Bond Portfolio, Maryland Tax-Free Portfolio, Virginia Tax-Free Portfolio, or the Tax-Free Money Market Portfolio. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you wish to exchange by calling 1-800-622-1386. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel its exchange policy at any time.

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Pricing of Fund Shares

The price of a fund's shares on any given day is its net asset value per share. This figure is computed by dividing the total amortized value (which approximates market value) of the Fund's investments and other assets, less any liabilities, by the number of fund shares outstanding. The net asset value per share of the Fund is determined as of 12:00 Noon Eastern time on days when the New York Stock Exchange and the custodian bank are open for business.

The value of the Fund's portfolio of securities is determined on the basis of fair value as determined in good faith by the Fund's Trustees. In determining fair value, the Fund uses the amortized cost method of valuing the securities in its portfolio, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant Fund net asset value per share of $1.00. Since the Fund commenced operations in 1975, it has had a constant net asset value of $1.00; however, there is no assurance the $1.00 net asset value will be maintained.

Dividends and Distributions

Dividends of the Fund are declared each day the Fund is open for business and paid monthly. Dividends of the Fund will automatically be reinvested in additional shares (including fractional shares where necessary) unless you elect to receive the dividends in cash. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Account statements showing dividends paid will be mailed to shareholders monthly.

Dividends reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of the Fund. The Fund does not expect to have capital gain distributions.

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"Undeliverable" or "Uncashed" Dividend Checks

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment (normally $1.00). In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation (normally $1.00).

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Tax Consequences of Investing

Taxability of Distributions

As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders. Dividends and short-term capital gains (if any) you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income unless you hold your shares in an individual retirement account, 403(b) account, 401(k) account or other tax-deferred account. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of Transactions

Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax. If the Fund maintains a stable share price of $1.00 per share, your redemption or exchange of Fund shares will not result in recognition of any taxable gain or loss.

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Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gain distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	For The Years Ended December 31,
	2000	1999	1998	1997	1996
Per Share Operating Performance: Net Asset Value - Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations: Net Investment Income	0.05	0.04	0.04	0.04	0.04
Total from Investment Operations	0.05	0.04	0.04	0.04	0.04
Distributions to Shareholders: From Net Investment Income	(0.05)	(0.04)	(0.04)	(0.04)	(0.04)
Total Distributions to Shareholders	(0.05)	(0.04)	(0.04)	(0.04)	(0.04)
Net Increase in Net Asset Value	0.00	0.00	0.00	0.00	0.00
Net Asset Value - End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
	====	====	====	====	====
Total Investment Return	5.27%	3.97%	4.34%	4.49%	4.50%
Ratios to Average Net Assets: Expenses Net Investment Income	0.75% 5.17%	0.74% 3.90%	0.74% 4.26%	0.74% 4.40%	0.74% 4.41%
Supplementary Data: Number of Shares Outstanding at End of Year with a Net Asset Value of $1 (in thousands)	555,711	492,627	571,742	572,313	535,325

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In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request (without charge)	Description
Statement of Additional Information	A document that includes additional information about the Fund. The information presented in the Statement of Additional Information is incorporated by reference into this Prospectus.
Annual and Semiannual Reports

Reports that contain information about the Fund's investments. The reports also discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

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There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact the Fund directly by telephone at 1-800-622-1386, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

Fund for Government Investors Investment Company Act File No. 811-2539

FUND for GOVERNMENT INVESTORS
 4922 Fairmont Avenue, Bethesda, Maryland 20814
(800) 622-1386
(301) 657-1510

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Statement of Additional Information
May 1, 2001

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund's Prospectus, dated May 1, 2001. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund for the fiscal year ended December 31, 2000, are included in the Fund's 2000 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Fund's 2000 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

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Table of Contents

Page in Statement of Additional Information
Fund Description, Investments, and Risks	3
Investment Limitations	4
Management of the Fund	5
Control Persons and Principal Holders of Securities	7
Investment Advisory and Other Services	7
Brokerage Allocation and Portfolio Transactions	8
Taxation of the Fund	9
Calculation of Performance Data	9
Financial Statements	10

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FUND ORGANIZATION, INVESTMENTS and RISKS

Organization

Fund for Government Investors (the "Fund") is an open-end, diversified management investment company originally incorporated in the State of Maryland on October 29, 1974 and reorganized under the laws of the State of Delaware as a business trust pursuant to a Declaration of Trust dated January 25, 1996. The beneficial interest in the Fund is divided into transferable shares of one or more separate and distinct series or classes of a series as the Trustees shall from time to time create and establish. Presently, there is only one series and one class of such series. The number of shares of each series, and class thereof, authorized is unlimited. Each has no par value. All shares issued, including shares issued in connection with a dividend in shares or a split or reverse split of shares, are fully paid and nonassessable. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share. Each such share and fractional share has equal rights with respect to dividends and liquidation preferences. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, are voted separately by individual series, except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series shall be entitled to vote thereon.

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Investments

U.S. Government Securities

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There are three major classifications of U.S. Government securities in which the Fund may invest:

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U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

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Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Banks, and the Government National Mortgage Association.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. The Student Loan Marketing Association andFannie Mae are examples of government-sponsored enterprise securities.

Risks Associated with Investing in U.S. Government Securities

The U.S. Government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk. While most other gove rnment-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little credit risk. However, another type of risk that may effect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Fund, while a decline in interest rates would generally increase the market value of portfolio investments of the Fund.

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Repurchase Agreements

A Description of a Repurchase Agreement

A repurchase agreement is an agreement where a Fund acquires a security from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day). Essentially, a repurchase agreement may be considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

Reasons to Use Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions to generate income from the Fund's excess cash balances. It is the current policy of the Fund to invest in repurchase agreements that mature within seven days. If the Fund chooses to invest in repurchase agreements, the agreements will normally mature within 7 days. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Fund's investment adviser, liquidity or other considerations so warrant.

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Risks of Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

INVESTMENT LIMITATIONS

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The following paragraphs detail the Fund's investment limitations. These limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

As stated in the Fund's Prospectus, the Fund may invest only in U.S. Government Securities and in repurchase agreements secured by such securities. The Fund may not invest in any other securities.

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The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value before such borrowing. The Fund may borrow only to accommodate requests for redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities. The Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding. Additionally, the Fund may not issue senior securities, sell securities short, write options, underwrite securities of other issuers, purchase or sell real estate, commodities or commodity contracts, or loan money to others (except securities under repurchase agreements). The Fund may not purchase or sell real estate; however, the Fund may invest in mortgage-backed securities issued by federal agencies and government-sponsored enterprises.

MANAGEMENT OF THE FUND

A Board of Trustees governs the Fund. The Trustees are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Trustees approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years are set forth below.

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Name, Age, Address	Position Held With Fund	Principal Occupation(s) During Past 5 Years

Daniel L. O'Connor*, 59 100 Lakeshore Drive Suite 1555 North Palm Beach, FL 33408	Chairman and Trustee

Former General and Limited Partner of Money Management Associates ("MMA"), registered investment adviser of the Rushmore Funds, 1974-2001. Director, FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB), the Fund's transfer agent and custodian. Director or Trustee of the Rushmore Funds.

Richard J. Garvey*, 68 730 Southwest 67th Place Portland, OR 97225	Trustee	Former Limited Partner of MMA and Vice President of Rushmore Services, Inc. until 1998. Director or Trustee of the Rushmore Funds.
Louis T. Donatelli, 64+ 7200 Wisconsin Avenue Bethesda, MD 20814	Trustee

Chairman of Donatelli and Klein, Inc., engaged in the acquisition of real estate, primarily office buildings and multi-family housing projects since 2001. (President 1973-2001).  Director or Trustee of the Rushmore Funds.

Bruce C. Ellis,** 57 7108 Heathwood Court Bethesda, MD 20817	Trustee

A private investor in start-up companies. Vice President, LottoPhone, Inc., a telephone state lottery service, September 1991-1995. Director, The Torray Fund, since 1994; Director, the Sheppard Fund, Since 1994. Director or Trustee of the Rushmore Funds.

Jeffrey R. Ellis,** 57 513 Kerry Lane Virginia Beach, VA 23451	Trustee

Chairman of the Board S2 Entertainment, turn-key broadcast quality video and interactive television services, since September 2000. President, Innovative LLC, a manufacturing-marketing company in Virginia Beach, Virginia since January 2000. Private Investor prior thereto. Director or Trustee of the Rushmore Funds.

F. David Fowler, 68+ 9724 Beman Woods Way Potomac, MD 20854	Trustee

Private investor. Dean, The George Washington University School of Business and Public Management, 1992-1997; Partner, KPMG Peat Marwick from October 1969 to June 1992. Trustee, The FBR Family of Funds ("FBR Funds"). Director or Trustee of the Rushmore Funds.

Patrick F. Noonan, 58 11901 Glen Mill Drive Potomac, MD 20854	Trustee	Chairman and Chief Executive Officer of the Conservation Fund since 1985, a national non-profit environmental organization. Director or Trustee of the Rushmore Funds.
Michael A. Willner, 44+ 11521 Potomac Road Lorton, VA 22079	Trustee

President, Catalyst Advisers, Inc., a news organization, since September 1996. President, Federal Filings, Inc., from July 1994 to July 1995. Trustee, The FBR Family of Funds. Director or Trustee of the Rushmore Funds.

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David H. Ellison, 43 101 Federal Street, Suite 2130 Boston, MA 02110	President

Director, CEO and President, FBR Fund Advisers, Inc. since December 1999; Fund Manager, FBR Family of Funds since October 1996. Fund Manager, MMA, since April 2001. Fund Manager, Fidelity Management and Research, June 1983-October 1996.

Winsor H. Aylesworth, 53 101 Federal Street, Suite 2130 Boston, MA 02110	Vice President and Treasurer

Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Portfolio Manager, MMA, since April 2001. Vice President of FBR Family of Funds since 1998. President of GrandView Advisers, Inc. from 1994 to September 1998 .

W. Bart Sanders III, 37 4922 Fairmont Avenue Bethesda, MD 20814	Vice President

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999. Vice President of MMA since April 2001. Head Trader for FBR Fund Advisers, Inc. since January 1997. Vice President of FBR Family of Funds since 1997. Head Trader for Friedman Billing Ramsey Investment Management, Inc, January 1992 to December 1996.

Edward J. Karpowicz, CPA, 38 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Controller

Vice President of FBR National Bank & Trust, since 1997. Vice President and Controller of the Rushmore Funds and FBR Family of Funds. Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997. Senior Accountant, Ernst & Young, September 1989 to February 1993.

Stephenie E. Adams, 32 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Secretary

Vice President of FBR National Bank & Trust since 2000. Manager, Rushmore Services, Inc. or Rushmore Trust and Savings, FSB, 1994-2000. Vice President and Secretary of the Rushmore Funds and the FBR Family of Funds.

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's investment adviser or predecessor adviser, or an affiliated company of the Fund.

** Bruce C. Ellis and Jeffrey R. Ellis are brothers.

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The aggregate compensation paid to the Trustees serving during the fiscal year ended December 31, 2000, is set forth in the table below:

Name of Person and Position	Aggregate Compensation Paid	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees for Services to the Fund and Fund Complex
Daniel L. O'Connor,* Chairman and Trustee	$0	$0	$0	$0
Richard J. Garvey,* Trustee	$0	$0	$0	$0
Louis T. Donatelli, + Director	$1,500	$0	$0	$5,500
F. David Fowler, + Director	$1,500	$0	$0	$5,000
Bruce C. Ellis, Trustee	$3,000	$0	$0	$9,500
Jeffrey R. Ellis, Trustee	$3,000	$0	$0	$9,500
Michael D. Lange,* + Trustee	$1,500	$0	$0	$4,500
Patrick F. Noonan, Trustee	$3,000	$0	$0	$10,000
Leo Seybold, + Trustee	$1,500	$0	$0	$4,500
Michael A. Willner, + Director	$1,500	$0	$0	$5,000

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's adviser or predecessor adviser, or an affiliated company of the Fund.

+ On June 1, 2000, Messrs. Donatelli, Fowler and Willner were elected as Trustees of the Fund replacing Messrs. Lange and Seybold.

CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of April 3, 2001, no person owned 5% or more of the Fund's shares.  As of the date of this Statement of Additional Information, the Officers and Trustees of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.

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INVESTMENT ADVISORY and OTHER SERVICES

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Investment Adviser

Money Management Associates, L.P. (the "Adviser"), 1001 19th Street, North, Arlington, Virginia 22209, has served as the Fund's investment adviser since the Fund's inception on February 14, 1975. On April 1, 2001, the Adviser became a subsidiary of Friedman, Billings, Ramsey Group, Inc. ("FBR"), a financial services holding company. The Adviser and its asset management affiliates, manage approximately $1.8 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

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The Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. For its services, the Adviser receives a fee at an annual rate based on the size of the Fund's net assets as follows:

0.50% of the first $500 million;
0.45% of the next $250 million;
0.40% of the next $250 million; and
0.35% of the net assets over $1 billion.

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The Fund paid advisory fees to the Adviser of approximately $2,675,918, $2,778,655, and $2,761,086, for the fiscal years ended December 31, 2000, 1999, and 1998, respectively.

The Adviser also advises: the Rushmore U.S. Government Bond Portfolio, a no-load mutual fund established in 1985 that principally invests in U.S. Government Securities; Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt from federal income tax; and American Gas Index Fund, Inc., a common stock index fund established in 1989 that seeks to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association.

The Adviser may pay, from its own resources, broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to limit the annual operating expenses (exclusive of certain extraordinary items) to 1.00% of the Fund's average daily net assets.

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Administrator

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Under an Administrative Services Agreement between the Fund and FBR National Bank & Trust ("FBR National"), 4922 Fairmont Avenue, Bethesda, Maryland 20814FBR National provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with FBR National, which has been approved by the Board of Trustees, FBR National receives an annual fee of 0.25% of the average daily net assets of the Fund for the services it provides. For the fiscal years ended December 31, 2000, 1999, and 1998, the Fund paid the following administrative services fees to the FBR National: $1,347,960, $1,404,893, and $1,395,051, respectively.

As the Administrator, FBR National is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, and interest. Specifically, RTS pays costs of registration of the Fund's shares with the Securities and Exchange Commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, certain expenses associated with shareholder servicing, and all costs incurred in providing custodial services.

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Custodian and Independent Public Accountant

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FBR National is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

Independent certified public accountants, Deloitte & Touche LLP, 555 12th Street, N.W., Washington D.C. 20004, are responsible for auditing the annual financial statements of the Fund.

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Brokerage Allocation and Other Practices

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The Fund expects that purchases and sales of portfolio securities generally will be principal transactions. Portfolio securities are normally purchased on a net basis which does not involve payment of brokerage commissions. There will usually be no brokerage commissions paid by the Fund for such purchases. Brokers are selected based upon the Adviser's judgement as to brokers ability to provide the Fund with best price and execution.

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TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

CALCULATION OF YIELD QUOTATIONS

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7-Day Yield Quotation

The Fund's annualized current yield, as may be quoted in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes, the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund's 7-Day yield for the period ended December 31, 2000 was 5.50%.

7-Day Effective Yield Quotation

The Fund also may communicate its annualized effective yield in advertisements and other communications to shareholders and potential investors. An effective yield quotation is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Fund's 7-Day effective yield for the period ended December 31, 2000 was 5.65%.

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The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

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CALCULATION OF AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

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Fund performance may also be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

P (1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000.
           T = average annual total return.
           n = number of years.
           ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

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Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at the Fund's net asset value (normally $1.00). Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. The average annual total return of the Fund for the 1-, 5- and 10-year periods ended December 30, 2000 are as follows:

One Year	5.27%
Five Years	4.53%
Ten Years	4.17%

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have adopted a Code of Ethics for the Fund and approved this same Code of Ethics for the Adviser based on a determination that the Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the 1940 Act.

Financial Statements

Copies of the Fund's audited financial statements for the fiscal year ended December 31, 2000, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 622-1386 or (301) 657-1500.

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PART C
OTHER INFORMATION

Fund for Government Investors

ITEM 23. Exhibits

(a) Declaration of Trust.1/
 (b) Bylaws of Registrant.1/
(c) None.
(d) Investment Advisory Contract between Registrant and Money Management Associates, L.P. (filed herewith).
(e) None.
(f) None
(g) None.
(h)(1) Administrative Services Agreement between Registrant and FBR National Bank & Trust (filed herewith).
(h)(2) Expense Limitation Agreement between the Registrant and Money Management Associates, L.P. (filed herewith)
(i) Opinion of Barham, Radigan, Suiters & Brown, P.C., regarding the legality of securities being registered. 1/
 (j) Consent of Deloitte & Touche LLP, independent public accountants for the Registrant (filed herewith).
(k) None.
(l) None.
(m) None.
(n) None.
(o) None.
 (p)Code of Ethics of Registrant, Money Management Associates and Rushmore Investment Brokers, Inc. (filed herewith).
 (q)Powers of Attorney (filed herewith).

1/ Incorporated by reference to the Registrant's Registration Statement on Form N-1A, previously filed with the Securities and Exchange Commission on June 3, 1996 (Registration Nos. 2-52552 and 811-2539).

ITEM 24. Persons Controlled By or Under Common Control with the Fund

None.

ITEM 25. Indemnification

The Fund's Declaration of Trust provides that officers and Trustees shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or Trustees of the Fund or as an officer or director of another entity at the request of the entity. The indemnification is subject to the following conditions:

(a) no Trustee or officer is indemnified against all liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence or reckless disregard of his duties;

(b) officers and Trustees are only indemnified for actions taken in good faith which they believed were in or not opposed to the best interests of the Fund;

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

The Declaration provides that if indemnification is not ordered by a court, it may be authorized upon determination by shareholders, by a majority vote of a quorum of the Trustees who were not parties to the proceedings or if a quorum is not obtainable, or if directed by a quorum of disinterested Trustees, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

In connection with the approval of indemnification to officers and Trustees, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or Trustees unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

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Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund and its Trustees and officers are also insured for certain liabilities under a directors and officers/errors and omissions policy.

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ITEM 26. Business and Other Connections of the Investment Adviser

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Money Management Associates, L.P. ("MMA") provides advisory services to the Registrant and also serves as the investment adviser to The Rushmore Fund, Inc., Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., all regulated investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature:

Name	Position with Adviser	Occupation
Eric Billings	Director	Vice Chairman/Co-CEO - Friedman, Billings, Ramsey Group, Inc. ("FBR Group")
Robert Smith	Director	Chief Operating Officer - FBR Group
Webb Hayes	Director	Managing Director - Friedman, Billings, Ramsey & Co., Inc. and FBR Investment Management, Inc.
Dave Ellison	President	Managing Director and Portfolio Manager - FBR Fund Advisers, Inc.

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ITEM 27. Principal Underwriters

Not applicable

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ITEM 28. Location of Accounts and Records

The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814 and 1001 19th Street North, Arlington, Virginia 22209.

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ITEM 29. Management Services

Not Applicable

ITEM 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 30th day of April, 2001.

Fund for Government Investors

By:     /s/ Daniel L. O'Connor
Daniel L. O'Connor, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
/s/ Daniel L. O'Connor* Daniel L. O'Connor	Chairman of the Board Trustee	April 30, 2001
/s/ Richard J. Garvey* Richard J. Garvey	Trustee	April 30, 2001
/s/ David H. Ellison* David H. Ellison	President	April 30, 2001
/s/ Winsor H. Aylesworth* Winsor H. Aylesworth	Vice President and Treasurer	April 30, 2001
/s/ Louis T. Donatelli* Louis T. Donatelli	Trustee	April 30, 2001
/s/ Jeffrey R. Ellis* Jeffrey R. Ellis	Trustee	April 30, 2001
/s/ Bruce C. Ellis* Bruce C. Ellis	Trustee	April 30, 2001
/s/ F. David Fowler* F. David Fowler	Trustee	April 30, 2001
/s/ Patrick F. Noonan* Patrick F. Noonan	Trustee	April 30, 2001
/s/ Michael A. Willner* Michael A. Willner	Trustee	April 30, 2001
* Stephenie E. Adams, attorney in fact